UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported May 10, 2007): May 10, 2007


                               MUZAK HOLDINGS LLC
            (Exact Name of Registrants as Specified in their charter)

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            DELAWARE                    333-78571-02             04-3433730
  (State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)


                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708
          (Address of Principal Executive Offices, including Zip Code)

                                 (803) 396-3000
                     (Telephone Number including Area Code)

                                       N/A
          (Former Name or Former address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
   Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
   Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.        Results of Operations and Financial Condition

         On May 10, 2007, Muzak Holdings LLC announced its consolidated financial results for the quarter ended March 31, 2007. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits

Exhibit No.       Description of Exhibit

99.1              Press Release issued by Muzak Holdings LLC dated May 10, 2007


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    May 10, 2007

Muzak Holdings LLC


By:      /S/ Stephen P. Villa

Name:    Stephen P. Villa
Title:   Chief Executive Officer

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